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                                                                  EXHIBIT 25(b)
                                                                  -------------




                             CAMPBELL SOUP COMPANY
                             ---------------------

                                 CERTIFICATION
                                 -------------


         I, the undersigned Corporate Secretary of Campbell Soup Company, a New Jersey corporation, certify that the attached document, entitled


                           "FORM 10-K ANNUAL REPORT"
                           -------------------------

is a true copy of a resolution adopted by the Board of Directors of Campbell Soup Company on September 22, 1994, at a meeting throughout which a quorum was present, and that the same is still in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Campbell Soup Company this 7th day of October, 1994.





                                                 /s/ John J. Furey
                                                 ---------------------------
                                                 Corporate Secretary








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                                                                   EXHIBIT 25(b)
                                                                   -------------
                                                                        (Cont'd)

                             CAMPBELL SOUP COMPANY
                             ---------------------

                         Board of Directors Resolution
                         -----------------------------

                              September 22, 1994
                              ------------------

                                  *    *    *

                            FORM 10-K ANNUAL REPORT
                            -----------------------

 RESOLVED, that the Form 10-K Annual Report for fiscal 1994 of Campbell Soup Company in the form presented to this meeting, is hereby approved.

 FURTHER RESOLVED, that the Senior Vice President - Law and Public Affairs, the Senior Vice President - Finance and Chief Financial Officer and the Vice President - Controller of Campbell Soup Company are authorized to execute the Form 10-K Annual Report for fiscal 1994 approved by this resolution and to cause such Form 10-K to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with such modifications as may be required by the Commission or as may be desirable in the opinion of such officers.

 FURTHER RESOLVED, that each of the directors, the Chairman, President and Chief Executive Officer of Campbell Soup Company are each hereby authorized to execute in their respective capacities, a power of attorney in favor of John M. Coleman and John J. Furey designating each of them as the true and lawful attorneys-in-fact and agents of the signatory with full power and authority to execute and to cause to be filed with the Securities and Exchange Commission the Form 10-K Annual Report for fiscal 1994 with all exhibits and other documents in connection therewith as such attorneys-in-fact, or either one of them, may deem necessary or desirable; and to do and perform each and every act and thing necessary or desirable to be done in and about the premises as fully to all intents and purposes as such officers and directors could do themselves.





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